UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2010

GENERAL MOLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1726 Cole Boulevard, Suite 115
Lakewood CO  80401

(Address of principal executive offices, including Zip Code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On May 12, 2010, Jean-Pierre Ergas, a member of the Board of Directors of General Moly, Inc. (the “Company”) since 2008, announced his retirement from the Board.  The Board has elected Andrew Sharkey, director since 2009, to replace Mr. Ergas as chair of the Governance and Nominating Committee, effectively immediately.  Mr. Ergas also served on the Audit Committee and his successor on that committee has not yet been selected.

Item 5.07                     Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of General Moly, Inc. was held on May 13, 2010. The matters that were voted upon at the meeting, and the number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.  Each of the proposals submitted to a vote of our stockholders at the annual meeting was approved.

Proposal #1  Election of Class III members of the Board of Directors

	For	Against	Abstain	Broker Non-Votes
Bruce D. Hansen	33,819,035	2,932,563	51,953	18,056,494
Mark A. Lettes	33,614,051	3,042,448	147,052	18,056,494

Proposal #2  Approval of the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated

For	Against	Abstain	Broker Non-Votes
23,832,519	4,517,601	8,453,431	18,056,494

Proposal #3  Approval of the potential issuance of shares of our common stock, exceeding 20% of the shares outstanding on April 5, 2010, pursuant to the Securities Purchase Agreement, dated March 4, 2010, between the Company and Hanlong (USA) Mining Investment, Inc.

For	Against	Abstain	Broker Non-Votes
36,050,647	601,170	151,734	18,056,494

Proposal #4  Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for our 2010 fiscal year ending December 31, 2010

For	Against	Abstain	Broker Non-Votes
54,570,052	152,141	137,852	—

On May 13, 2010, the Company issued a press release announcing the results of the annual meeting of stockholders and the resignation of Jean-Pierre Ergas.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of General Moly, Inc. dated May 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Date: May 17, 2010	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer